© Fifth Third Bancorp | All Rights Reserved BofA Securities Financial Services Conference February 10, 2026

2 © Fifth Third Bancorp | All Rights Reserved Southwest footprint Top performing regional bank with local scale and national reach Assets $294 billion Ranked 9th in the U.S.1 Deposits $237 billion Ranked 9th in the U.S.1 U.S. branches 1,482 Ranked 7th in the U.S.1 Note: Assets, loans, deposits, and branches proforma as of 12/31/25; 1Rankings as of 12/31/25 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; 2Includes MSAs with $10BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2025 FDIC data) Midwest footprint FITB markets2 with a top 5 deposit share Southwest MSAs with top 12 location share Southeast footprint Loans $173 billion Ranked 8th in the U.S.1 Fifth Third headquarters Cincinnati, Ohio Key MSAs of focus Toronto office London office

A simple, diversified business portfolio


2025
WORLD'S MOST
ETHICAL
COMPANIES
ETHISPHERE
6-TIME HONOREE

Commercial Banking

Loans	Deposits
$111B	**$99B**

NII contribution[1]	**43%**
Fee contribution[1]	**51%**

Business Offerings

Lending / Deposits / Capital Markets / Treasury Management & Payments


FIFTH THIRD
J.D. POWER

Consumer & Small Business Banking

Loans	Deposits
$55B	**$117B**

NII contribution[1]	**53%**
Fee contribution[1]	**32%**

Business Offerings

Lending / Deposits / Payments


FIFTH THIRD PRIVATE BANK
Global Private Banking Innovation Awards 2025
EUROMONEY
AWARDS FOR EXCELLENCE 2025

Wealth & Asset Management

Loans	Deposits
$10B	**$14B**

NII contribution[1]	**4%**
Fee contribution[1]	**17%**

Business Offerings

Wealth Management / Trust / Custody

Note: "World's Most Ethical Companies" and "Ethisphere" names and marks are registered trademarks of Ethisphere LLC."; #1 for Retail Banking Customer Satisfaction in Florida and the Best Mobile Banking App for Customer Satisfaction among Regional Banks. Tied in 2025. For J.D. Power 2025 award information, visit jdpower.com/awards. J.D. Power 2025 U.S. Banking Mobile App Satisfaction Study; among banks with $65B to $250B in deposits. Visit jdpower.com/awards for more details. [1]Source: FITB filings and management and CMA filings proforma as of December 31, 2025, presented as a percent of 4Q25 segment revenue, which excludes Other Corporate

3

© Fifth Third Bancorp | All Rights Reserved

4 © Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth ✓ Resilient balance sheet ✓ Strong credit profile ✓ Branch-originated insured deposits and operational deposits tied to payments services ✓ NII growth and NIM expansion ✓ Diverse fee mix with high total revenue contribution ✓ Expense discipline ✓ Southeast and Texas demographics ✓ Modular, repeatable investments ✓ Tech-enabled product innovation #2 #3#1 Delivering on our commitment to be transparent and disciplined for our shareholders

5 © Fifth Third Bancorp | All Rights Reserved 1 Peer 1 68% Peer 1 123% Peer 1 144% Peer 8 401% 2 FITB 59% FITB 115% FITB 141% FITB 367% 3 Peer 6 55% Peer 3 111% Peer 8 136% Peer 1 333% 4 Peer 7 54% Peer 2 110% Peer 7 131% Peer 2 317% 5 Peer 2 53% Peer 8 99% Peer 3 113% Peer 7 264% 6 Peer 8 36% Peer 6 92% Peer 5 78% Peer 11 257% 7 Peer 5 34% Peer 7 86% Peer 4 77% Peer 4 218% 8 Peer 10 33% Peer 4 64% Peer 6 62% Peer 5 196% 9 Peer 4 33% Peer 10 63% Peer 2 60% Peer 3 172% 10 Peer 11 24% Peer 5 63% Peer 11 53% Peer 6 169% 11 Peer 9 23% Peer 11 60% Peer 10 47% Peer 9 140% 12 Peer 3 10% Peer 9 33% Peer 9 41% Peer 10 107% 5 Year 7 Year 10 Year 3 Year Delivering shareholder outperformance Total shareholder return Source: S&P Capital IQ, Bloomberg Finance L.P. Note: Trailing TSR as of 1/27/2026 Producing top quartile total shareholder returns consistently

Comerica integration timeline[1]

October 6, 2025
Announced acquisition of Comerica

February 1, 2026
Legal close of transaction

1Q26
Conduct Comerica consumer direct mail campaign

2Q26-3Q26
3 conversion mocks to test system readiness
Mock 1: early 2Q26
Mock 2: late 2Q26
Mock 3: early 3Q26

September 8, 2026
Expected conversion of branches and systems

Completed | ***Upcoming*** | ***Final Steps***

4Q25
Finalized organizational design

1Q26
Executed swap dealer conversion

On going

Customer and community communication and outreach

Conversion of complex payments customers

Employee listening, communication and change readiness

Thoughtful and meticulous planning to ensure seamless conversion of customers and systems

[1]See forward-looking statements on page 12 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q25 earnings release

6

© Fifth Third Bancorp | All Rights Reserved

Middle Market banking powerhouse positioned to grow

Salesforce additions drive growth[1]

Middle market salesforce



626
353
6%
CAGR
283
2021
2025

Middle market loans ($B)

4Q25 Quarterly Weighted Average Loans



$37
$23
6%
CAGR
$18
2021
2025

■ Comerica ■ Fifth Third

Relative asset size does not reflect middle market scale[2]

Total assets

As of 4Q25



~15x
Trillionaire

Total middle market lending

As of 4Q25



~2x
Trillionaire

Relationship focused with industry leading product capabilities

- Deep, relationship driven Middle Market platform serving diverse industries across the country
- Leading payments products in core treasury management and an industry leader in embedded payments
- Broad capital markets capabilities, including customer derivatives, syndications, debt and capital markets, and M&A

Source: company filings and management reporting as of December 31, 2025; [1]2021 Middle market salesforce and loans presented as standalone Fifth Third; [2]Total assets and middle market lending presented as proforma Fifth Third and Comerica as of December 31, 2025

7

© Fifth Third Bancorp | All Rights Reserved

Accelerating our decade-long network expansion[1]

Branch distribution by region[2]


2017
24%
1,154
branches
76%
2025
33%
1,130
branches
67%
2028 (Pre-CMA)
~50%
~1,250
branches
~50%
2030E
~20%
~1,750
branches
~45%
~35%
Midwest footprint
Southeast footprint
Southwest footprint

Population growth[3]	2017	2025	2028 (Pre-CMA)	2030E
	2.5%	3.1%	3.8%	4.1%

By 2030, 50+% of Fifth Third's footprint will be in the best markets in the U.S., including 17 of the 20 fastest growing large U.S. metros[4]

Source: S&P Capital IQ; [1]See forward-looking statements on page 12 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q25 earnings release; [2]Represents % of total branches by geographic region and includes 150 planned de novo builds in Texas; [3]Population growth represented as 5-year projected growth rate (2026-2031 not annualized) per S&P Capital IQ. Overall growth rate calculated as deposit-weighted population growth rate (based on Fifth Third and Comerica's proforma deposits at the MSA level per FDIC capped $250 million per branch) weighted by branch distribution by region; [4]MSAs with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau.

8

© Fifth Third Bancorp | All Rights Reserved

9 © Fifth Third Bancorp | All Rights Reserved Southeast de novo expansion leading to strong deposit growth and profitability The southeast’s share of total retail deposits continues to grow as the de novo network matures Percentage of total retail deposits Southeast investments driving strong granular retail deposit growth at attractive rates Disciplined deposit pricing 4Q25 southeast total cost of retail deposits 84% 82% 77% 16% 18% 23% $0 $20 $40 $60 $80 $100 2019 2022 2025 Midwest Southeast 1.98% 4.02% x Avg. FF Rate 48 296 149 Peer Median Trillionaire Median x National Among leaders in de novos built nationally and in footprint 10 96 149 Peer Median Trillionaire Median x Total retail footprint2 Source: S&P Capital IQ, internal management reporting; Note: Branch data as of September 22, 2025, Management reporting reflects data as of December 31, 2025; 12025 FDIC data capped at $250MM and filtered for de novos opened since 2018. Not all de novos have been open for 5 years; 2Retail footprint includes MSAs and counties that Fifth Third has active branches in as of September 22, 2025 De novos built since 2018 Rank 4th Rank 2nd $0 $10 $20 $30 $40 $50 Year 1 Year 2 Year 3 Year 4 Year 5 Fifth Third Peer Avg Average de novo deposits per branch by year1 $ in millions Outsized retail growth across our footprint relative to competitors 5-Year deposit CAGR1 0.5% 1.8% 5.5% Other competitors Trillionaires x Total Retail Footprint2 1.0% 2.1% 12.1% Other competitors Trillionaires x Southeast Retail Footprint2

Peer-leading deposit growth opportunity

of branches aged less than 5 years at year end 2030[1]


SE De Novo
TX De Novo
% <5yrs at YE2030E[2]
137
215
150
502
25%
Peer 7
89
305
394
11%
Peer 4
52
0%
Peer 9
43
93
136
8%
Peer 10
42
0%
Peer 8
26
100
126
5%
Peer 1
26
0%
Peer 11
11
0%
Peer 5
8
0%
Peer 6
7
0%
L5Y Builds (June 2025)
Announced De Novo Programs

Total deposit opportunity for branches aged less than 5 years[3]


$ billions
Deposit Growth %[4]
$25.1
18.7%
Peer 7
$13.8
4.5%
Peer 4
$1.8
0.7%
Peer 9
$4.8
3.9%
Peer 10
$1.5
1.2%
Peer 8
$4.4
1.7%
Peer 1
$0.9
0.7%
Peer 11
$0.4
0.7%
Peer 5
$0.3
0.3%
Peer 6
$0.2
0.2%
Given FITB's peer-leading track record ($50MM de novo deposits per branch vs. $35MM peer avg.), its ~350 young branches should deliver deposit growth above peers
Peer average ($35MM)
Fifth Third branches ($50MM)

Source: S&P Global Market Intelligence and FDIC as of June 30, 2025. Notes: Deposits capped at $1bn per branch. [1]See forward-looking statements starting on page 12 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q25 earnings release; [2]Reflects percentage of total branches less than 5 years old at YE2030 as a percentage of total branches; [3]Assumes de novo branches achieve peer average of $35MM deposits by year 5; [4]Embedded opportunity as a percentage of June 2025 capped deposits.

10

© Fifth Third Bancorp | All Rights Reserved

11 © Fifth Third Bancorp | All Rights Reserved Why Fifth Third Positioned to generate long-term sustainable value to shareholders despite the environment ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team

12 © Fifth Third Bancorp | All Rights Reserved Cautionary Statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) any instability or disruption in the financial system, including those caused by actual or perceived issues affecting the soundness of other financial institutions or market participants; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements, including the use of artificial intelligence; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) potential impacts of the adoption of real-time payment networks; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; (45) Fifth Third’s ability to meet its environmental and/or social targets, goals and commitments; and (46) risks relating to the merger with Comerica Incorporated, including Fifth Third’s inability to realize the anticipated benefits of the merger and potential disruption to Fifth Third’s business resulting from post-merger integration. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this report should be read as applying mutatis mutandis to every other instance of such information appearing herein. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in slides 40-41 of our 4Q25 earnings presentation, as well as on pages 27 through 29 of our 4Q25 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.